Effective August 8,
2011, the companys
share classification
changed to no par
value registered shares.

EXHIBIT A
AMERICAN DEPOSITARY
SHARES
Each American Depositary Share
represents
OneHalf 12 of One deposited Share
THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR UNIT SHARES,
NO PAR VALUE, OF
KS AKTIENGESELLSCHAFT
INCORPORATED UNDER THE
LAWS OF GERMANY
            The Bank of New York
Mellon, as depositary hereinafter called the Depositary, hereby certifies that , or registered assigns IS THE OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited Unit Shares
herein called Shares of KS
Aktiengesellschaft, incorporated under
the laws of Germany herein called the
Company.  At the date hereof, each
American Depositary Share represents
onehalf 12 of one Share deposited or
subject to deposit under the Deposit
Agreement as such term is hereinafter
defined at the Frankfurt office of BHF
Bank AG herein called the Custodian.
The Depositarys Corporate Trust Office
is located at a different address than its principal executive office. Its
Corporate Trust Office is located at 101
Barclay Street, New York, N.Y. 10286,
and its principal executive office is
located at One Wall Street, New York,
N.Y. 10286.
THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
      This American
Depositary Receipt is one of
an issue herein called Receipts,
all issued and to be issued
upon the terms and conditions
set forth in the deposit
agreement, dated as of
February 23, 2009 herein
called the Deposit Agreement,
by and among the Company,
the Depositary, and all
Owners and holders from time
to time of American
Depositary Shares issued
thereunder, each of whom by
accepting American
Depositary Shares agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
holders and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder such Shares,
securities, property, and cash
are herein called Deposited
Securities.  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York
City and at the office of the
Custodian.
      The statements made
on the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and
not defined herein shall have
the meanings set forth in the
Deposit Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of American
Depositary Shares, and upon
payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the
Owner of those American
Depositary Shares is entitled
to delivery, to him or as
instructed, of the amount of
Deposited Securities at the
time represented by those
American Depositary Shares.
Delivery of such Deposited
Securities may be made by the
delivery of a certificates or
account transfer in the name
of the Owner hereof or as
ordered by him, with proper
endorsement or accompanied
by proper instruments or
instructions of transfer and b
any other securities, property
and cash to which such Owner
is then entitled in respect of
this Receipt.  Such delivery
will be made at the option of
the Owner hereof, either at the
office of the Custodian or at
the Corporate Trust Office of
the Depositary, provided that
the forwarding of certificates
for Shares or other Deposited
Securities for such delivery at
the Corporate Trust Office of
the Depositary shall be at the
risk and expense of the Owner
hereof.
3.	TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
      Transfers of American
Depositary Shares may be
registered on the books of the
Depositary by the Owner in
person or by a duly authorized
attorney, upon surrender of
those American Depositary
Shares properly endorsed for
transfer or accompanied by
proper instruments of transfer,
in the case of a Receipt, or
pursuant to a proper
instruction including, for the
avoidance of doubt,
instructions through DRS and
Profile as provided in Section
2.10 of the Deposit
Agreement, in the case of
uncertificated American
Depositary Shares, and funds
sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with
such regulations, if any, as the
Depositary may establish for
such purpose. This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered. The Depositary,
upon surrender of certificated
American Depositary Shares
for the purpose of exchanging
for uncertificated American
Depositary Shares, shall cancel
those certificated American
Depositary Shares and send
the Owner a statement
confirming that the Owner is
the Owner of uncertificated
American Depositary Shares.
The Depositary, upon receipt
of a proper instruction
including, for the avoidance of
doubt, instructions through
DRS and Profile as provided
in Section 2.10 of the Deposit
Agreement from the Owner of
uncertificated American
Depositary Shares for the
purpose of exchanging for
certificated American
Depositary Shares, shall cancel
those uncertificated American
Depositary Shares and deliver
to the Owner the same number
of certificated American
Depositary Shares.  As a
condition precedent to the
delivery, registration of
transfer, or surrender of any
American Depositary Shares
or splitup or combination of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presenter of the
Receipt or instruction for
registration of transfer or
surrender of American
Depositary Shares not
evidenced by a Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of
any applicable fees as
provided in the Deposit
Agreement, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement.
      The delivery of
American Depositary Shares
against deposit of Shares
generally or against deposit of
particular Shares may be
suspended, or the transfer of
American Depositary Shares in
particular instances may be
refused, or the registration of
transfer of outstanding
American Depositary Shares
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement, or for any other
reason, subject to the
provisions of the following
sentence. Notwithstanding
anything to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding American
Depositary Shares and
withdrawal of Deposited
Securities may not be
suspended subject only to i
temporary delays caused by
closing the transfer books of
the Depositary or the
Company or the Foreign
Registrar, if applicable, or the
deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, ii the
payment of fees, taxes and
similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
American Depositary Shares
or to the withdrawal of the
Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not
knowingly accept for deposit
under the Deposit Agreement
any Shares which would be
required to be registered under
the provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares or
such Shares are exempt from
registration thereunder.
4.	LIABILITY OF
OWNER FOR TAXES.
      If any tax or other
governmental charge shall
become payable with respect
to any American Depositary
Shares or any Deposited
Securities represented by any
American Depositary Shares,
such tax or other governmental
charge shall be payable by the
Owner to the Depositary.  The
Depositary may refuse to
register any transfer of those
American Depositary Shares
or any withdrawal of
Deposited Securities
represented by those American
Depositary Shares until such
payment is made, and may
withhold any dividends or
other distributions, or may sell
for the account of the Owner
any part or all of the
Deposited Securities
represented by those American
Depositary Shares, and may
apply such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner shall
remain liable for any
deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
      Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant, that such Shares
and each certificate therefor, if
applicable, are validly issued,
fully paid, nonassessable and
free of any preemptive rights
of the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and the
sale of American Depositary
Shares representing such
Shares by that person are not
restricted under the Securities
Act of 1933.  Such
representations and warranties
shall survive the deposit of
Shares and delivery of
American Depositary Shares.
6.	FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
      Any person presenting
Shares for deposit or any
Owner or holder may be
required from time to time to
file with the Depositary or the
Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may deem
necessary or proper or as the
Company may reasonably
require by written request to
the Depositary.  The
Depositary may withhold the
delivery or registration of
transfer of any American
Depositary Shares or the
distribution of any dividend or
sale or distribution of rights or
of the proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  The
Depositary shall promptly
provide to the Company, to
the extent practicable, upon
the Companys written request,
copies of any information or
other materials which it
receives pursuant to Section
3.01 of the Deposit
Agreement to the extent that
disclosure is permitted under
applicable law.  No Share shall
be accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in
Germany that is then
performing the function of the
regulation of currency
exchange.
7.	CHARGES OF
DEPOSITARY.
      The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering American
Depositary Shares or to whom
American Depositary Shares
are issued including, without
limitation, issuance pursuant to
a stock dividend or stock split
declared by the Company or
an exchange of stock
regarding the American
Depositary Shares or
Deposited Securities or a
delivery of American
Depositary Shares pursuant to
Section 4.03 of the Deposit
Agreement, or by Owners, as
applicable  1 taxes and other
governmental charges, 2 such
registration fees as may from
time to time be in effect for
the registration of transfers of
Shares generally on the Share
register of the Company or
Foreign Registrar and
applicable to transfers of
Shares to or from the name of
the Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement, 3 such cable, telex
and facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, 4 such expenses as
are incurred by the Depositary
in the conversion of foreign
currency pursuant to Section
4.05 of the Deposit
Agreement, 5 a fee of $5.00 or
less per 100 American
Depositary Shares or portion
thereof for the delivery of
American Depositary Shares
pursuant to Section 2.03, 4.03
or 4.04 of the Deposit
Agreement and the surrender
of American Depositary
Shares pursuant to Section
2.05 or 6.02 of the Deposit
Agreement, 6 a fee of $.02 or
less per American Depositary
Share or portion thereof for
any cash distribution made
pursuant to the Deposit
Agreement, including, but not
limited to Sections 4.01
through 4.04 of the Deposit
Agreement, 7 a fee for the
distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement, such fee
being in an amount equal to
the fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities for
purposes of this clause 7
treating all such securities as if
they were Shares but which
securities are instead
distributed by the Depositary
to Owners, 8 in addition to
any fee charged under clause
6, a fee of $.02 or less per
American Depositary Share or
portion thereof per annum for
depositary services, which will
be payable as provided in
clause 9 below, 9 any other
charges payable by the
Depositary, any of the
Depositarys agents, including
the Custodian, or the agents of
the Depositarys agents in
connection with the servicing
of Shares or other Deposited
Securities which charge shall
be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be
payable at the sole discretion
of the Depositary by billing
such Owners for such charge
or by deducting such charge
from one or more cash
dividends or other cash
distributions.
      The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
American Depositary Shares.
8.	PRERELEASE OF
RECEIPTS.
            Unless
requested in writing by the
Company to cease doing so,
the Depositary may,
notwithstanding Section 2.03
of the Deposit Agreement,
deliver American Depositary
Shares prior to the receipt of
Shares pursuant to Section
2.02 of the Deposit
Agreement PreRelease.  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares
upon the receipt and
cancellation of American
Depositary Shares which have
been PreReleased, whether or
not such cancellation is prior
to the termination of such
PreRelease or the Depositary
knows that such American
Depositary Shares have been
PreReleased.  The Depositary
may receive American
Depositary Shares in lieu of
Shares  in satisfaction of a
PreRelease.  Each PreRelease
will be a preceded or
accompanied by a written
representation and agreement
from the person to whom
American Depositary Shares
are to  be delivered the
PreReleasee that the
PreReleasee, or its customer, i
owns the Shares or  American
Depositary Shares to be
remitted, as the case may be, ii
assigns all beneficial rights,
title and interest in such
Shares or  American
Depositary Shares, as the case
may be, to the Depositary in
its capacity as such and for the
benefit of the Owners, and iii
will not take any action with
respect to such Shares or
American Depositary Shares,
as the case may be, that is
inconsistent with the transfer
of beneficial ownership
including, without the consent
of the Depositary, disposing
of such Shares or  American
Depositary Shares, as the case
may be, other than in
satisfaction of such
PreRelease, b at all times fully
collateralized with cash, U.S.
government securities or such
other collateral as the
Depositary determines, in
good faith, will provide
substantially similar liquidity
and security, c terminable by
the Depositary on not more
than five 5 business days
notice, and d subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of Shares not
deposited but represented by
American Depositary Shares
outstanding at any time as a
result of PreReleases will not
normally exceed thirty percent
30 of the Shares deposited
hereunder provided, however,
that the Depositary reserves
the right to disregard such
limit from time to time as it
deems reasonably  appropriate,
and may, with the prior
written consent of the
Company, change such limit
for purposes of general
application.  The Depositary
will also set Dollar limits with
respect to PreRelease
transactions to be entered into
hereunder with any particular
PreReleasee on a casebycase
basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to
fulfill its obligations to the
Owners under the Deposit
Agreement, the collateral
referred to in clause b above
shall be held by the Depositary
as security for the performance
of the PreReleasees
obligations to the Depositary
in connection with a
PreRelease transaction,
including the PreReleasees
obligation to deliver Shares or
Receipts upon termination of a
PreRelease transaction and
shall not, for the avoidance of
doubt, constitute Deposited
Securities hereunder.
      The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO
RECEIPTS.
      It is a condition of this
Receipt and every successive
Owner and holder of this
Receipt by accepting or
holding the same consents and
agrees that when properly
endorsed or accompanied by
proper instruments of transfer,
shall be transferable as
certificated registered
securities under the laws of
New York. American
Depositary Shares not
evidenced by Receipts shall be
transferable as uncertificated
registered securities under the
laws of New York.  The
Depositary, notwithstanding
any notice to the contrary,
may treat the Owner of
American Depositary Shares
as the absolute owner thereof
for the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement and for all
other purposes, and neither the
Depositary nor the Company
shall have any obligation or be
subject to any liability under
the Deposit Agreement to any
Holder of American
Depositary Shares unless that
Holder is the Owner of those
American Depositary Shares.
10.	VALIDITY OF
RECEIPT.
      This Receipt shall not
be entitled to any benefits
under the Deposit Agreement
or be valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the Depositary by
the manual signature of a duly
authorized signatory of the
Depositary provided, however
that such signature may be a
facsimile if a Registrar for the
Receipts shall have been
appointed and such Receipts
are countersigned by the
manual signature of a duly
authorized officer of the
Registrar.
11.	REPORTS
INSPECTION OF
TRANSFER BOOKS.
      The Company
publishes information in
English required to maintain
the exemption from
registration under Rule
12g32b under the Securities
Exchange Act of 1934 on its
Internet web site or through an
electronic information delivery
system generally available to
the public in its primary
trading market.  The
Companys Internet web site
address is www.kpluss.com.
      The Depositary will
make available for inspection
by Owners at its Corporate
Trust Office any reports,
notices and other
communications, including
any proxy soliciting material,
received from the Company
which are both a received by
the Depositary as the holder of
the Deposited Securities and
b made generally available to
the holders of such Deposited
Securities by the Company.
The Depositary will also, upon
written request by the
Company, send to Owners
copies of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.  Any such reports
and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English to the extent such
materials are required to be
translated into English
pursuant to any regulations of
the Commission.
      The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of American
Depositary Shares and
transfers of American
Depositary Shares which at all
reasonable times shall be open
for inspection by the Owners,
provided that such inspection
shall not be for the purpose of
communicating with Owners
in the interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the American
Depositary Shares.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary will,
if at the time of receipt thereof
any amounts received in a
foreign currency can in the
judgment of the Depositary be
converted on a reasonable
basis into United States
dollars transferable to the
United States, and subject to
the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute, as promptly as
practicable, the amount thus
received net of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement to the
Owners entitled thereto
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners of the American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.
      Subject to the
provisions of Section 4.11 and
5.09 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, after
consultation with the
Company to the extent
practicable, cause the
securities or property received
by it to be distributed to the
Owners entitled thereto, in
any manner that the
Depositary may deem
equitable and practicable for
accomplishing such
distribution provided,
however, that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the securities
or property thus received, or
any part thereof, and the net
proceeds of any such sale net
of the fees and expenses of
the Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement will be distributed
by the Depositary to the
Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of
the Deposit Agreement.  The
Depositary may withhold any
distribution of securities under
Section 4.02 of the Deposit
Agreement if it has not
received satisfactory
assurances from the Company
that the distribution does not
require registration under the
Securities Act of 1933.  The
Depositary may sell, by public
or private sale, an amount of
securities or other property it
would otherwise distribute
under this Article that is
sufficient to pay its fees and
expenses in respect of that
distribution.
      If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may deliver to
the Owners entitled thereto,
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution,
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and after
deduction or upon issuance of
American Depositary Shares,
including the withholding of
any tax or other governmental
charge as provided in Section
4.11 of the Deposit
Agreement and the payment
of the fees and expenses of
the Depositary as provided in
Article 7 hereof and Section
5.09 of the Deposit
Agreement and the Depositary
may sell, by public or private
sale, an amount of Shares
received sufficient to pay its
fees and expenses in respect of
that  distribution.  In lieu of
delivering fractional American
Depositary Shares in any such
case, the Depositary will sell
the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds, all
in the manner and subject to
the conditions described in
Section 4.01of the Deposit
Agreement.  If additional
American Depositary Shares
are not so delivered, each
American Depositary Share
shall thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.
      In the event that the
Depositary determines that
any distribution in property
including Shares and rights to
subscribe therefor is subject to
any tax or other governmental
charge which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or a
portion of such property
including Shares and rights to
subscribe therefor in such
amounts and in such manner
as the Depositary deems
necessary and practicable to
pay any such taxes or charges,
and the Depositary shall
distribute the net proceeds of
any such sale after deduction
of such taxes or charges to the
Owners of Receipts entitled
thereto.
13.	RIGHTS.
      In the event that the
Company shall offer or cause
to be offered to the holders of
any Deposited Securities any
rights to subscribe for
additional Shares or any rights
of any other nature, the
Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or, if
by the terms of such rights
offering or for any other
reason, the Depositary may
not either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse.  If at the time
of the offering of any rights
the Depositary determines in
its discretion that it is lawful
and feasible to make such
rights available to all or certain
Owners but not to other
Owners, the Depositary may
distribute, as promptly as
practicable, to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American
Depositary Shares held by
such Owner, warrants or other
instruments therefor in such
form as it deems appropriate.
      In circumstances in
which rights would otherwise
not be distributed, if an
Owner requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary
Shares of such Owner under
the Deposit Agreement, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary
that a the Company has
elected in its sole discretion to
permit such rights to be
exercised and b such Owner
has executed such documents
as the Company has
determined in its sole
discretion are reasonably
required under applicable law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or
certain Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary from such
Owner to exercise such rights,
upon payment by such Owner
to the Depositary for the
account of such Owner of an
amount equal to the purchase
price of the Shares to be
received upon the exercise of
the rights, and upon payment
of the fees and expenses of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the Shares,
and the Company shall cause
the Shares so purchased to be
delivered to the Depositary on
behalf of such Owner.  As
agent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, deliver
American Depositary Shares
to such Owner.  In the case of
a distribution pursuant to the
second paragraph of this
Article 13, such deposit shall
be made, and depositary
shares shall be delivered,
under depositary arrangements
which provide for issuance of
depositary shares subject to
the appropriate restrictions on
sale, deposit, cancellation, and
transfer under applicable
United States laws.
      If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the rights,
warrants or other instruments
in proportion to the number of
American Depositary Shares
held by the Owners to whom
it has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
net of the fees and expenses
of the Depositary as provided
in Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise
entitled to such rights,
warrants or other instruments,
upon an averaged or other
practical basis without regard
to any distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any American
Depositary Shares or
otherwise.
      The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such rights
relate are either exempt from
registration under the
Securities Act of 1933 with
respect to a distribution to all
Owners or are registered under
the provisions of such Act
provided, that nothing in the
Deposit Agreement shall
create any obligation on the
part of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement declared
effective.  If an Owner
requests the distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under the Securities Act of
1933, the Depositary shall not
effect such distribution unless
it has received an opinion from
recognized United States
counsel for the Company upon
which the Depositary may rely
that such distribution to such
Owner is exempt from such
registration.
      The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any
Owner in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the
Depositary or the Custodian
shall receive foreign currency,
by way of dividends or other
distributions or the net
proceeds from the sale of
securities, property or rights,
and if at the time of the
receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable
basis into Dollars and the
resulting Dollars transferred to
the United States, the
Depositary shall convert or
cause to be converted by sale
or in any other manner that it
may determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants andor
instruments upon surrender
thereof for cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the date
of delivery of any American
Depositary Shares or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.
      If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application for
approval or license, if any, as it
may deem desirable.
      If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary
may distribute the foreign
currency or an appropriate
document evidencing the right
to receive such foreign
currency received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.
      If any such conversion
of foreign currency, in whole
or in part, cannot be effected
for distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold such
balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.
15.	RECORD DATES.
      Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date which shall be as near as
practicable to any
corresponding record date set
by the Company a for the
determination of the Owners
who shall be i entitled to
receive such dividend,
distribution or rights or the net
proceeds of the sale thereof, ii
entitled to give instructions for
the exercise of voting rights at
any such meeting or iii
responsible for any fee
assessed by the Depositary
pursuant to the Deposit
Agreement, or b on or after
which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.
16.	VOTING OF
DEPOSITED SECURITIES.
      Upon receipt of notice
of any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to
the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain a such
information as is contained in
such notice of meeting
received by the Depositary
from the Company, b a
statement that the Owners as
of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of law
and of the articles of
association or similar
documents of the Company,
to instruct the Depositary as to
the exercise of the voting
rights, if any, pertaining to the
amount of Shares or other
Deposited Securities
represented by their respective
American Depositary Shares, c
a statement as to the manner in
which such instructions may
be given and d a copy of the
Recommendation as defined
below prepared by such
Custodian in accordance with
Section 1282 of the Stock
Corporation Act, together
with an English translation
thereof.  The Company has
advised that at the date of this
Deposit Agreement, Section
1282 of the Stock Corporation
Act of Germany requires a
Vorschlag a Recommendation
be issued in respect of meeting
agenda items under certain
circumstances by certain
German banks which for the
purposes of the Deposit
Agreement is the Custodian,
or other banks as will be
appointed by the Depositary
that may exercise voting rights
on behalf of shareholders.  The
Company has further advised
that Section 135 of the Stock
Corporation Act provides that
if such German banks do not
receive voting instructions
from the owners of such
shares, the certain German
banks will vote such shares,
except under certain limited
circumstances, in accordance
with the Recommendation
issued under Section 1282 of
the Stock Corporation Act.
The Depositary shall not itself
exercise any voting discretion
over any Shares or other
Deposited Securities.  Upon
the written request of an
Owner of American
Depositary Shares on such
record date, received on or
before the Instruction Date as
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by those American
Depositary Shares in
accordance with the
instructions set forth in such
request.  The Depositary shall
not vote or attempt to exercise
the right to vote that attaches
to the Shares or other
Deposited Securities, other
than in accordance with such
instructions or instructions
deemed to have been received
as set forth in the next
paragraph.
            Subject to the
following paragraph, if no
specific voting instructions are
received by the Depositary
from any Owner to whom
Notice was sent at the
Companys request with
respect to the Shares or
Deposited Securities
represented by such Owners
American Depositary Shares
on or before the Instruction
Date, such Owner shall be
deemed, and the Depositary
shall deem such Owner, to
have instructed the Depositary
to give a proxy to the
Custodian with respect to such
Shares or other Deposited
Securities to vote such Shares
or other Deposited Securities
in accordance with the
Recommendation.
      The Depositary shall
request that the Custodian
deliver its Recommendation to
the Depositary no later than
twentyone 21 calendar days
after the Company has
published proposed resolutions
with respect to the relevant
meeting in the Federal
Gazette.  However, anything
in the Deposit Agreement to
the contrary notwithstanding,
in the event that the
Depositary shall not receive
the Recommendation at least
twentyone 21 calendar days
prior to any meeting of holders
of Shares or other Deposited
Securities, the Depositary shall
mail the Notice, if requested in
writing by the Company,
without such
Recommendation and without
reference to any deemed
proxy to be given to the
Custodian, and thereafter, in
any case in which no specific
voting instructions are
received by the Depositary
from an Owner on or before
the Instruction Date, no votes
shall be cast at such meeting
with respect to such Shares or
Deposited Securities.
      There can be no
assurance that Owners
generally or any Owner in
particular will receive the
notice described in the
preceding paragraph
sufficiently prior to the
instruction date to ensure that
the Depositary will vote the
Shares or Deposited Securities
in accordance with the
provisions set forth in the
preceding paragraph.
      In order to give
Owners a reasonable
opportunity to instruct the
Depositary as to the exercise
of voting rights relating to
Deposited Securities, if the
Company will request the
Depositary to act under this
Article, the Company shall
endeavor to give the
Depositary notice of any such
meeting or solicitation and
details concerning the matters
to be voted upon sufficiently
in advance of the meeting
date.
17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.
      Upon any change in
nominal value, change in par
value, splitup, consolidation,
or any other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, or upon the
redemption or cancellation by
the Company of the Deposited
Securities, any securities, cash
or property which shall be
received by the Depositary or
a Custodian in exchange for,
in conversion of, in lieu of or
in respect of Deposited
Securities shall be treated as
new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth
represent, in addition to the
existing Deposited Securities,
the right to receive the new
Deposited Securities so
received, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case the
Depositary may deliver
additional American
Depositary Shares as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents or
affiliates shall incur any
liability to any Owner or
holder, i if by reason of any
provision of any present or
future law or regulation of the
United States or any other
country, or of any
governmental or regulatory
authority, or by reason of any
provision, present or future, of
the articles of association or
any similar document of the
Company, or by reason of any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or
war or terrorism or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or
be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of
the Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed, ii by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, iii by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement, iv for the inability
of any Owner or holder to
benefit from any distribution,
offering, right or other benefit
which is made available to
holders of Deposited
Securities but is not, under the
terms of the Deposit
Agreement, made available to
Owners or holders, or v for
any special, consequential or
punitive damages for any
breach of the terms of the
Deposit Agreement.  Where,
by the terms of a distribution
pursuant to Section 4.01, 4.02
or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the
Depositary assumes any
obligation or shall be subject
to any liability under the
Deposit Agreement to Owners
or holders, except that they
agree to perform their
obligations specifically set
forth in the Deposit
Agreement without negligence
or bad faith.  The Depositary
shall not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the
Company shall be under any
obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the American
Depositary Shares, on behalf
of any Owner or holder or
other person.  Neither the
Depositary nor the Company
shall be liable for any action or
nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder,
or any other person believed
by it in good faith to be
competent to give such advice
or information.  The
Depositary shall not be liable
for any acts or omissions made
by a successor depositary
whether in connection with a
previous act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the Depositary,
provided that in connection
with the issue out of which
such potential liability arises,
the Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.  The Depositary
shall not be liable for the acts
or omissions of any securities
depository, clearing agency or
settlement system in
connection with or arising out
of bookentry settlement of
Deposited Securities or
otherwise.  The Depositary
shall not be responsible for any
failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote
is cast or the effect of any
such vote, provided that any
such action or nonaction is in
good faith.  The indemnities
contained in the preceding
paragraph shall not extend to
any liability or expense which
arises solely and exclusively
out of a PreRelease as defined
in Section 2.09 of the Deposit
Agreement of American
Depositary Shares in
accordance with Section 2.09
of the Deposit Agreement and
which would not otherwise
have arisen had such American
Depositary Shares not been
the subject of a PreRelease
pursuant to Section 2.09 of the
Deposit Agreement provided,
however, that the indemnities
provided in the preceding
paragraph shall apply to any
such liability or expense i to
the extent that such liability or
expense would have arisen
had American Depositary
Shares not be the subject of a
PreRelease, or ii which may
arise out of any misstatement
or alleged misstatement or
omission or alleged omission
in any registration statement,
proxy statement, prospectus or
placement memorandum, or
preliminary prospectus or
preliminary placement
memorandum relating to the
offer or sale of American
Depositary Shares, except to
the extent any such liability or
expense arises out of i
information relating to the
Depositary or any Custodian
other than the Company, as
applicable, furnished in
writing and not materially
changed or altered by the
Company expressly for use in
any of the foregoing
documents, or, ii if such
information is provided, the
failure to state a material fact
necessary to make the
information provided not
misleading.
        No disclaimer of
liability under the Securities
Act of 1933 is intended by
any provision of the Deposit
Agreement.
19.	RESIGNATION
AND REMOVAL OF
THE DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
      The Depositary may at
any time resign as Depositary
under the Deposit Agreement
by written notice of its
election so to do delivered to
the Company, such resignation
to take effect upon the earlier
of i the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement or ii
termination by the Depositary
pursuant to Section 6.02 of the
Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
90 days prior written notice of
such removal, to become
effective upon the later of i
the 90th day after delivery of
the notice to the Depositary
and ii the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary in its discretion
may appoint a substitute or
additional custodian or
custodians.
20.	AMENDMENT.
      The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to
time be amended by
agreement between the
Company and the Depositary
without the consent of
Owners or holders in any
respect which they may deem
necessary or desirable.  Any
amendment which shall
impose or increase any fees or
charges other than taxes and
other governmental charges,
registration fees, cable, telex
or facsimile transmission costs,
delivery costs or other such
expenses, or which shall
otherwise prejudice any
substantial existing right of
Owners, shall, however, not
become effective as to
outstanding American
Depositary Shares until the
expiration of thirty days after
notice of such amendment
shall have been given to the
Owners of outstanding
American Depositary Shares.
Every Owner and holder of
American Depositary Shares,
at the time any amendment so
becomes effective, shall be
deemed, by continuing to hold
such American Depositary
Shares or any interest therein,
to consent and agree to such
amendment and to be bound
by the Deposit Agreement as
amended thereby. In no event
shall any amendment impair
the right of the Owner to
surrender American
Depositary Shares and receive
therefor the Deposited
Securities represented thereby,
except in order to comply with
mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
      The Company may
terminate the Deposit
Agreement by instructing the
Depositary to mail notice of
termination to the Owners of
all American Depositary
Shares then outstanding at
least 60 days prior to the
termination date included in
such notice.  The Depositary
may likewise terminate the
Deposit Agreement, if at any
time 30 days shall have
expired after the Depositary
delivered to the Company a
written resignation notice and
if a successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement in such case the
Depositary shall mail a notice
of termination to the Owners
of all American Depositary
Shares then outstanding at
least 30 days prior to the
termination date.  On and
after the date of termination,
the Owner of American
Depositary Shares will, upon a
surrender of such American
Depositary Shares, b payment
of the fee of the Depositary
for the surrender of American
Depositary Shares referred to
in Section 2.05, and c payment
of any applicable taxes or
governmental charges, be
entitled to delivery, to him or
upon his order, of the amount
of Deposited Securities
represented by those American
Depositary Shares.  If any
American Depositary Shares
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of American
Depositary Shares, shall
suspend the distribution of
dividends to the Owners
thereof, and shall not give any
further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, upon
surrender of American
Depositary Shares after
deducting, in each case, the
fee of the Depositary for the
surrender of American
Depositary Shares, any
expenses for the account of
the Owner of such American
Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges.
At any time after the
expiration of four months
from the date of termination,
the Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of American
Depositary Shares that have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds. After making such
sale, the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash after
deducting, in each case, the
fee of the Depositary for the
surrender of American
Depositary Shares, any
expenses for the account of
the Owner of such American
Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges.
Upon the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under the
Deposit Agreement except for
its obligations to the
Depositary with respect to
indemnification, charges, and
expenses.
22.	DTC DIRECT
REGISTRATION
SYSTEM AND
PROFILE
MODIFICATION
SYSTEM.
      a
	Notwithstanding the
provisions of Section 2.04 of
the Deposit Agreement, the
parties acknowledge that the
Direct Registration System
DRS and Profile Modification
System Profile shall apply to
uncertificated American
Depositary Shares upon
acceptance thereof to DRS by
DTC.  DRS is the system
administered by DTC pursuant
to which the Depositary may
register the ownership of
uncertificated American
Depositary Shares, which
ownership shall be evidenced
by periodic statements issued
by the Depositary to the
Owners entitled thereto.
Profile is a required feature of
DRS which allows a DTC
participant, claiming to act on
behalf of an Owner, to direct
the Depositary to register a
transfer of those American
Depositary Shares to DTC or
its nominee and to deliver
those American Depositary
Shares to the DTC account of
that DTC participant without
receipt by the Depositary of
prior authorization from the
Owner to register such
transfer.
      b	In connection
with and in accordance with
the arrangements and
procedures relating to
DRSProfile, the parties
understand that the
Depositary will not verify,
determine or otherwise
ascertain that the DTC
participant which is claiming
to be acting on behalf of an
Owner in requesting
registration of transfer and
delivery described in
subsection a has the actual
authority to act on behalf of
the Owner notwithstanding
any requirements under the
Uniform Commercial Code.
For the avoidance of doubt,
the provisions of Sections 5.03
and 5.08 of the Deposit
Agreement shall apply to the
matters arising from the use of
the DRS.  The parties agree
that the Depositarys reliance
on and compliance with
instructions received by the
Depositary through the
DRSProfile System and in
accordance with the Deposit
Agreement, shall not
constitute negligence or bad
faith on the part of the
Depositary.
23.	SUBMISSION TO
JURISDICTION
JURY TRIAL
WAIVER WAIVER
OF IMMUNITIES.
      In the Deposit
Agreement, the Company has i
appointed KS North America,
201 East 42nd Street, Suite
1810, New York, 10017, in
the State of New York, as the
Companys authorized agent
upon which process may be
served in any suit or
proceeding arising out of or
relating to the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or this
Agreement, ii consented and
submitted to the jurisdiction
of any state or federal court in
the State of New York in
which any such suit or
proceeding may be instituted,
and iii agreed that service of
process upon said authorized
agent shall be deemed in every
respect effective service of
process upon the Company in
any such suit or proceeding.
      EACH PARTY TO
THE DEPOSIT
AGREEMENT
INCLUDING, FOR
AVOIDANCE OF DOUBT,
EACH OWNER AND
HOLDER THEREBY
IRREVOCABLY WAIVES,
TO THE FULLEST EXTENT
PERMITTED BY
APPLICABLE LAW, ANY
RIGHT IT MAY HAVE TO
A TRIAL BY JURY IN ANY
SUIT, ACTION OR
PROCEEDING AGAINST
THE COMPANY ANDOR
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING
OUT OF OR RELATING TO
THE SHARES OR OTHER
DEPOSITED SECURITIES,
THE AMERICAN
DEPOSITARY SHARES OR
THE RECEIPTS, THE
DEPOSIT AGREEMENT OR
ANY TRANSACTION
CONTEMPLATED HEREIN
OR THEREIN, OR THE
BREACH HEREOF OR
THEREOF, INCLUDING
WITHOUT LIMITATION
ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR
TERMINATION WHETHER
BASED ON CONTRACT,
TORT OR ANY OTHER
THEORY.
      To the extent that the
Company or any of its
properties, assets or revenues
may have or hereafter become
entitled to, or have attributed
to it, any right of immunity, on
the grounds of sovereignty or
otherwise, from any legal
action, suit or proceeding,
from the giving of any relief in
any respect thereof, from
setoff or counterclaim, from
the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in
aid of execution or judgment,
or other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time
be commenced, with respect
to its obligations, liabilities or
any other matter under or
arising out of or in connection
with the Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, the Company, to
the fullest extent permitted by
law, hereby irrevocably and
unconditionally waives, and
agrees not to plead or claim,
any such immunity and
consents to such relief and
enforcement.
24.	DISCLOSURE OF
INTEREST.
      Notwithstanding any
other provision of the Deposit
Agreement, each Owner and
Beneficial Owner agrees to be
bound by and subject to the
German Stock Corporation
Act and the Satzung of the
Company to the same extent
as if the American Depositary
Shares evidenced by a Receipt
were the Shares represented
by such American Depositary
Shares evidenced by such
Receipt and to provide such
information to the Company
relating to ownership of the
Shares as may be required
thereunder.  Under German
law, as in effect on the date
hereof, a person who acquires
shares in a company resulting
in the total interest in the
voting shares capital held by
such person exceeding or
falling below certain
thresholds, must notify such
company within seven days
from the time when it has or
should have knowledge of the
completion of the acquisition
these thresholds are 3, 5, 10,
15, 20, 25, 30, 50 and 75 of
the total voting share capital
of such company.  This
provision has to be observed
not only with regard to Shares
directly held but to the same
extent for American
Depositary Shares representing
such Shares.  Each Owner or
Beneficial Owner agrees
regarding Shares or American
Depositary Shares acquired by
it to provide the required
information within the
prescribed time period and in
the prescribed manner to the
Company in writing, to the
extent that such information is
available to it and is permitted
to be disclosed under
applicable law.  If the
Company requests information
from the Depositary pursuant
to German law or the Satzung
of the Company, the
obligations of the Depositary
shall be limited to disclosing
to the Company such
information relating to the
Shares in question as has been
recorded by it or its agent
pursuant to the terms of this
Deposit Agreement and which
is permitted to be disclosed
under applicable law.


- 2 -